UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): February 9, 2007

                 CWABS Asset-Backed Certificates Trust 2007-1
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-135846-17

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-135846

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

          Delaware                                  95-4596514
          --------                                  ----------
   (State or Other Jurisdiction of           (I.R.S. Employer Identification No.
   Incorporation of the depositor)                  of the depositor)

4500 Park Granada, Calabasas, California                              91302
 ----------------------------------------                          ------------
(Address of Principal Executive Offices of the depositor)           (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.    Other Events.
---------     ------------

      On February 9, 2007, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of January 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2007-1 (the "Certificates"). The Certificates were issued on February 9, 2007. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

      The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

         On February 9, 2007, CHL entered into an interest rate Swap Contract (the "Swap Contract"), dated as of February 9, 2007, as evidenced by a Confirmation (the "Swap Contract Confirmation") between CHL and Deutsche Bank AG, New York Branch, (the "Swap Counterparty"). The Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

      On February 9, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, as defined below, entered into an ISDA Master Agreement (the "ISDA Master Agreement"), dated as of February 9, 2007. The ISDA Master Agreement is annexed hereto as Exhibit 99.3.

      On February 9, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into a schedule to the ISDA Master Agreement (the "Schedule"), dated as of February 9, 2007. The
Schedule is annexed hereto as Exhibit 99.4.

      On February 9, 2007, the Swap Counterparty and the Trustee, in its capacity as the Swap Contract Administrator, entered into an ISDA Credit Support Annex (the "Credit Support Annex"), dated as of February 9, 2007. The Credit Support Annex is annexed hereto as Exhibit 99.5.

      On February 9, 2007, CHL entered into a Swap Contract Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of February 9, 2007, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.6.

      On February 9, 2007, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of February 9, 2007, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.7.

      On February 9, 2007, the Company obtained a mortgage insurance policy issued by United Guaranty Mortgage Indemnity Company covering certain of the Mortgage Loans. The mortgage insurance policy and the related endorsements (collectively, the "United Guaranty Mortgage Insurance Policy") are annexed hereto as Exhibit 99.8.

      On February 9, 2007, the Company obtained a mortgage insurance policy issued by Mortgage Guaranty Insurance Corporation covering certain of the Mortgage Loans. The mortgage insurance policy and the related endorsements (collectively, the "MGIC Mortgage Insurance Policy") are annexed hereto as
Exhibit 99.9.


Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

       (a) Financial Statements of Businesses Acquired.
           --------------------------------------------

           Not applicable.

       (b) Pro Forma Financial Information.
           --------------------------------

           Not applicable.

       (c) Shell Company Transactions.
           ---------------------------

           Not applicable.

       (d) Exhibits.

           4.1          Pooling and Servicing Agreement

           99.1         Characteristics of Initial Mortgage Pool

           99.2         Swap Contract Confirmation

           99.3         ISDA Master Agreement

           99.4         Schedule to ISDA Master Agreement

           99.5         Credit Support Annex

           99.6         Swap Contract Assignment Agreement

           99.7         Swap Contract Administration Agreement

           99.8         United Guaranty Mortgage Insurance Policy

           99.9         MGIC Mortgage Insurance Policy

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWABS, INC.



                                             By:  /s/ Darren Bigby
                                                  ----------------
                                             Name:    Darren Bigby
                                             Title:   Vice President



Dated:  February 23, 2007

                                 Exhibit Index



Exhibit No.       Description
----------        -----------

4.1               Pooling and Servicing Agreement

99.1              Characteristics of Initial Mortgage Pool

99.2              Swap Contract Confirmation

99.3              ISDA Master Agreement

99.4              Schedule to ISDA Master Agreement

99.5              Credit Support Annex

99.6              Swap Contract Assignment Agreement

99.7              Swap Contract Administration Agreement

99.8              United Guaranty Mortgage Insurance Policy

99.9              MGIC Mortgage Insurance Policy